                                                                    Exhibit 32

      ServiceWare Technologies, Inc. Certification under Section 906 of the
                Sarbanes/Oxley Act - filed as an exhibit to 10-Q
                      for Quarter Ended September 30, 2003



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ServiceWare Technologies, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kent Heyman, Chief Executive Officer of the Company, and Scott Schwartzman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Kent Heyman                                     /s/ Scott Schwartzman
----------------------------                        ----------------------------
Kent Heyman                                         Scott Schwartzman
Principal Executive Officer                         Principal Financial Officer
November 14, 2003                                   November 14, 2003



                                       27